UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2007


                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-51958                  20-5361360
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)



               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130 (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









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5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        On April 23, 2007, the Compensation Committee of the Board of Directors (the "Board") of NextWave Wireless, Inc. (the "Company") met to review and approve Company-wide incentive awards for the fiscal year ended December 30, 2006 ("fiscal year 2006"), as previously disclosed in our proxy statement (the "Proxy Statement"), filed with the Securities and Exchange Commission on April 19, 2007. The Compensation Committee also reviewed and approved base salary increases for the Company's senior executive officers named in the Compensation Discussion & Analysis section of the Proxy Statement (the "Named Executive Officers") for the fiscal year ended December 30, 2007 ("fiscal year 2007"). Each recipient of a fiscal year 2006 incentive award, including the Named Executive Officers, will have the option to elect to receive up to 40% of the bonus payments in cash with the balance payable in the form of fully vested shares of the Company's common stock (the "Common Stock") issuable under the NextWave Wireless Inc. 2005 Stock Incentive Plan. Mr. Salmasi has elected to receive one hundred percent of his annual incentive award in shares of Common Stock. The annual incentive award payments will be made to each Named Executive Officer on May 18, 2007. The Compensation Committee actions taken on April 23, 2007 are summarized below.

ALLEN SALMASI, CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE OFFICER AND PRESIDENT
The Compensation Committee approved Mr. Salmasi's fiscal year 2007 base salary of $780,000.00 and a fiscal year 2006 incentive award of $375,000.00. Mr. Salmasi also was awarded an additional 50,000 shares of Common Stock as part of his annual incentive award payment.

FRANK CASSOU, EXECUTIVE VICE PRESIDENT, CORPORATE DEVELOPMENT, AND CHIEF LEGAL COUNSEL
The Compensation Committee approved Mr. Cassou's fiscal year 2007 base salary of $468,000.00 and a fiscal year 2006 incentive award of $168,749.98. Mr. Cassou also was awarded an additional 20,000 shares of Common Stock as part of his annual incentive award payment.

GEORGE ALEX, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
The Compensation Committee approved Mr. Alex's fiscal year 2007 base salary of $364,000.00 and a fiscal year 2006 incentive award of $87,499.95.

R. ANDREW SALONY, EXECUTIVE VICE PRESIDENT AND CHIEF ADMINISTRATION OFFICER
The Compensation Committee approved Mr. Salony's fiscal year 2007 base salary of $298,394.00 and a fiscal year 2006 incentive award of $71,729.13.

DAVID B. NEEDHAM, EXECUTIVE VICE PRESIDENT AND CHIEF DIVISION OFFICER
The Compensation Committee approved Mr. Needham's fiscal year 2007 base salary of $298,394.00 and a fiscal year 2006 incentive award of $71,729.13.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2007


                                     NEXTWAVE WIRELESS INC.


                                 By:   /s/  Frank A. Cassou
                                      -------------------------------
                                      Frank A. Cassou
                                      Executive Vice President and
                                      Chief Legal Counsel






















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